UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2021 (May 27, 2021)

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Ribbon Communications Inc. (the “Company'”) held its annual meeting of stockholders on May 27, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted upon the matters listed below. A total of 134,801,330 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 91.5% of the Company’s outstanding common stock as of the March 30, 2021 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the SEC on April 9, 2021 (the “Proxy Statement”).

Item 1 – Election of nine directors for a term of office expiring on the date of the annual meeting of stockholders in 2022 and until their respective successors have been duly elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mariano S. de Beer	121,854,312	134,117	643,904	12,168,997
R. Stewart Ewing, Jr.	120,820,914	1,167,013	644,406	12,168,997
Bruns H. Grayson	120,431,063	1,558,212	643,058	12,168,997
Beatriz V. Infante	120,537,985	1,452,578	641,770	12,168,997
Bruce W. McClelland	121,852,504	137,779	642,050	12,168,997
Krish A. Prabhu	120,748,517	1,240,556	643,260	12,168,997
Shaul Shani	120,549,342	1,439,591	643,400	12,168,997
Richard W. Smith	120,554,378	1,433,549	644,406	12,168,997
Tanya Tamone	120,823,014	1,159,162	650,157	12,168,997

All of the Company’s nominees named above were elected, having received more votes cast “for” their election than “against” their election.

Item 2 – Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	133,476,343
Votes Against	104,293
Abstentions	1,220,694

Based on the foregoing vote, Item 2 was approved.

Item 3 – The non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement.

Votes For	112,514,463
Votes Against	9,377,054
Abstentions	740,816
Broker Non-Votes	12,168,997

Based on the foregoing vote, Item 3 was approved.

The Compensation Committee of the Board of Directors of the Company will consider the outcome of the advisory vote when making future compensation decisions relating to the compensation paid to the Company’s named executive officers.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
Name: Patrick W. Macken
Title: Executive Vice President, Chief Legal Officer and Secretary